UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2024, Jet. AI Inc. (the “Company”) and Ionic Ventures, LLC (“Ionic”) entered into a letter agreement (the “Letter Agreement”) that set forth certain understandings and agreements among the Company and Ionic related to that certain Securities Purchase Agreement dated March 28, 2024 (the “SPA”) and the documents and agreements entered into by the parties in connection therewith.

Under the Letter Agreement Ionic agreed to refrain from taking action to protect its legal rights under the SPA, and the related documents and agreements among the parties, related to certain actions and transactions identified in the Letter Agreement the Company has undertaken or effected prior to the date of the Letter Agreement. In consideration for the waiver, the Company agreed to a release of Ionic and its affiliates and agreed to issue to Ionic 50 shares of the Company’s Series B Convertible Preferred Stock. The rights and preferences of the Series B Convertible Preferred Stock have been described in various reports previously filed by the Company with the Securities and Exchange Commission.

The offer and sale of the Series B Convertible Preferred Stock under the Letter Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and such shares were offered and sold pursuant to the exemptions from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder ..

A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The above summary of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference such agreement and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated September 24, 2024, by and between Jet.AI Inc. and Ionic Ventures, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

September 25, 2024